EXHIBIT A


                       AMERICAN INTERNATIONAL GROUP, INC.

                                    DIRECTORS


M. Bernard Aidinoff                          Sullivan & Cromwell
                                             125 Broad Street
                                             New York, New York  10004

Lloyd M. Bentsen                             Verner Liipfert Bernhard McPherson
                                             & Hand
                                             2600 Texas Commerce Tower
                                             600 Travis Street
                                             Suite 2600
                                             Houston, Texas 77002

Pei-yuan Chia                                298 Bedford - Banksville Road
                                             Bedford, New York  10506

Marshall A. Cohen                            Cassels, Brock & Blackwell
                                             40 King Street West
                                             20th Fl.
                                             Toronto, Ontario M5H 3C2

Barber B. Conable, Jr.                       P.O. Box 218
                                             Alexander, New York  14005

Martin S. Feldstein                          National Bureau of Economic
                                             Research, Inc.
                                             1050 Massachusetts Avenue
                                             Cambridge, Massachusetts  02138

Leslie L. Gonda                              International Lease Finance
                                             Corporation
                                             1999 Avenue of the Stars
                                             Los Angeles, California  90067

Evan G. Greenberg                            American International Group, Inc.
                                             70 Pine Street
                                             New York, New York 10270

M. R. Greenberg                              American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  10270

Carla A. Hills                               Hills & Company
                                             1200 19th Street, N.W. - 5th Fl.
                                             Washington, DC  20036

Frank J. Hoenemeyer                          7 Harwood Drive
                                             Madison, New Jersey  07940

Edward E. Matthews                           American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  10270

Dean P. Phypers                              220 Rosebrook Road
                                             New Canaan, Connecticut  06840

Howard I. Smith                              American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  10270

Thomas R. Tizzio                             American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  10270

Edmund S.W. Tse                              American International Assurance
                                             Co., Ltd.
                                             1 Stubbs Road
                                             Hong Kong

Frank G. Wisner                              American International Group, Inc.
                                             70 Pine Street
                                             New York, New York 10270

                       AMERICAN INTERNATIONAL GROUP, INC.

                               EXECUTIVE OFFICERS


M.R. Greenberg                          Chairman & Chief Executive Officer
70 Pine Street
New York, New York  10270

Thomas R. Tizzio                        Senior Vice Chairman - General
70 Pine Street                           Insurance
New York, New York  10270

Edward E. Matthews                      Vice Chairman - Investments &
70 Pine Street                           Financial Services
New York, New York  10270

Edmund S.W. Tse                         Vice Chairman - Life Insurance
 American International
 Assurance Co., Ltd.
1 Stubbs Road
Hong Kong

Frank G. Wisner                         Vice Chairman - External Affairs
70 Pine Street
New York, New York 10270

Evan G. Greenberg                       President & Chief Operating Officer
70 Pine Street
New York, New York  10270

Edwin A.G. Manton                       Senior Advisor
70 Pine Street
New York, New York  12070

John J. Roberts                         Senior Advisor
70 Pine Street
New York, New York  10270

Ernest E. Stempel                       Senior Advisor
70 Pine Street
New York, New York  10270

Robert B. Sandler                       Executive Vice President - Senior
70 Pine Street                          Casualty Actuary & Senior Claims Officer
New York, New York  10270

Howard I. Smith                        Executive Vice President, Chief
70 Pine Street                         Financial Officer & Comptroller
New York, New York 10270

Lawrence W. English                    Senior Vice President - Administration
70 Pine Street
New York, New York  10270

Axel I. Freudmann                      Senior Vice President - Human Resources
72 Wall Street
New York, New York  10270

Win J. Neuger                          Senior Vice President & Chief
70 Pine Street                         Investment Officer
New York, New York  10270

Martin J. Sullivan                     Senior Vice President -
70 Pine Street                         Foreign General Insurance
New York, New York 10270

Florence A. Davis                      Vice President & General Counsel
70 Pine Street
New York, New York  10270

William N. Dooley                      Vice President & Treasurer
70 Pine Street
New York, New York  10270

Robert E. Lewis                        Vice President & Chief Credit Officer
70 Pine Street
New York, New York  10270

Frank Petralito II                     Vice President & Director of Taxes
70 Pine Street
New York, New York  10270

Kathleen E. Shannon                    Vice President, Secretary &
70 Pine Street                         Associate General Counsel
New York, New York  10270

John T. Wooster, Jr.                   Vice President  - Communications
72 Wall Street
New York, New York  10270

                        STARR INTERNATIONAL COMPANY, INC.

                         EXECUTIVE OFFICERS & DIRECTORS


Houghton Freeman                       1880 Mountain Road, #14
Director                               Stowe, Vermont 05672

Evan G. Greenberg                      70 Pine Street
Director                               New York, New York  10270

Maurice R. Greenberg                   70 Pine Street
Director & Chairman of                 New York, New York  10270
the Board

Joseph C.H. Johnson                    American International Building
Director, President                    Richmond Road
 & Treasurer                           Pembroke 543 Bermuda

Edwin A.G. Manton                      70 Pine Street
Director                               New York, New York  10270

Edward E. Matthews                     70 Pine Street
Director                               New York, New York  10270

L. Michael Murphy                      American International Building
Director, Vice President               Richmond Road
& Secretary                            Pembroke  543 Bermuda

John J. Roberts                        70 Pine Street
Director                               New York, New York  10270

Robert M. Sandler                      70 Pine Street
Director                               New York, New York  10270

Howard I. Smith                        70 Pine Street
Director                               New York, New York  10270

Ernest E. Stempel                      70 Pine Street
Director                               New York, New York  10270

Thomas R. Tizzio                       70 Pine Street
Director                               New York, New York  10270

Edmund S.W. Tse                        1, Stubbs Road
Director                               Hong Kong

                              THE STARR FOUNDATION

                         EXECUTIVE OFFICERS & DIRECTORS


M.R. Greenberg                                       70 Pine Street
Director and Chairman                                New York, New York  10270

T.C. Hsu                                             70 Pine Street
Director and President                               New York, New York  10270

Marion Breen                                         70 Pine Street
Director and Vice President                          New York, New York  10270

John J. Roberts                                      70 Pine Street
Director                                             New York, New York  10270

Ernest E. Stempel                                    70 Pine Street
Director                                             New York, New York  10270

Houghton Freeman                                     1880 Mountain Road, #14
Director                                             Stowe, Vermont   05672

Edwin A.G. Manton                                    70 Pine Street
Director                                             New York, New York  10270

Gladys Thomas                                        70 Pine Street
Vice President                                       New York, New York  10270

Frank Tengi                                          70 Pine Street
Treasurer                                            New York, New York  10270

Ida Galler                                           70 Pine Street
Secretary                                            New York, New York  10270

                             C.V. STARR & CO., INC.

                         EXECUTIVE OFFICERS & DIRECTORS


Houghton Freeman                                     1880 Mountain Road, #14
Director                                             Stowe, Vermont  05672

E.G. Greenberg                                       70 Pine Street
Director & Executive Vice                            New York, New York 10270
President

Maurice R. Greenberg                                 70 Pine Street
Director, President &                                New York, New York  10270
Chief Executive Officer

Edwin A.G. Manton                                    70 Pine Street
Director                                             New York, New York  10270

Edward E. Matthews                                   70 Pine Street
Director, Senior Vice                                New York, New York  10270
President & Secretary

John J. Roberts                                      70 Pine Street
Director                                             New York, New York  10270

Robert M. Sandler                                    70 Pine Street
Director & Vice President                            New York, New York  10270

Howard I. Smith                                      70 Pine Street
Director & Senior Vice                               New York, New York  10270
President

Ernest E. Stempel                                    70 Pine Street
Director                                             New York, New York  10270

Thomas R. Tizzio                                     70 Pine Street
Director & Senior Vice                               New York, New York  10270
President

Edmund S.W. Tse                                      1, Stubbs Road
Director & Senior Vice                               Hong Kong
President

Gary Nitzsche                                        70 Pine Street
Treasurer                                            New York, New York  10270

                         AMERICAN HOME ASSURANCE COMPANY

                                    DIRECTORS


Michael J. Castelli                    American Home Assurance Company
                                       70 Pine Street
                                       New York, New York  10270

Charles Dangelo                        American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Florence A. Davis                      American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Evan G. Greenberg                      American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

M.R. Greenberg                         American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Larry D. Hollen                        American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

John G. Hughes                         American Home Assurance Company
                                       70 Pine Street
                                       New York, New York  10270

David M. Hupp                          American Home Assurance Company
                                       70 Pine Street
                                       New York, New York  10270

Edwin A.G. Manton                      American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Edward E. Matthews                     American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Christian M. Milton                    American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Michael Mitrovic                       American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Kristian P. Moor                       American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Win J. Neuger                          American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Takaki Sakai                           A.I.U. K.K.
                                       P.O. Box 951
                                       Tokyo, Japan

Robert B. Sandler                      American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

B. Michael Schlenke                    American Home Assurance Company
                                       70 Pine Street
                                       New York, New York  10270

Howard I. Smith                        American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Thomas R. Tizzio                       American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

                         AMERICAN HOME ASSURANCE COMPANY

                               EXECUTIVE OFFICERS


Thomas R. Tizzio                       Chairman of the Board
70 Pine Street
 New York, New York 10270

B. Michael Schlenke                    Vice Chairman
70 Pine Street
 New York, New York 10270

Larry D. Hollen                        President
70 Pine Street
 New York, New York 10270

Timothy P. Mitchell                    Executive Vice President
70 Pine Street
 New York, New York 10270

Kristian P. Moor                       Executive Vice President
70 Pine Street
 New York, New York 10270

Michael J. Castelli                    Senior Vice President & Treasurer
70 Pine Street
 New York, New York 10270

Frank H. Douglas, Jr.                  Senior Vice President & Actuary
70 Pine Street
 New York, New York 10270

David M. Hupp                          Senior Vice President
70 Pine Street
 New York, New York 10270

William R. Jacobi                      Senior Vice President
70 Pine Street
 New York, New York 10270

Vincent  J. Masucci                    Senior Vice President
777 S. Figueroa Street
18th Floor
Los Angeles, California 90017

Edward E. Matthews                     Senior Vice President
70 Pine Street
 New York, New York 10270

John F. Schumacher                     Senior Vice President
70 Pine Street
 New York, New York 10270

David J. Walsh                         Senior Vice President & General Counsel
70 Pine Street
 New York, New York 10270

Mark T. Willis                          Senior Vice President
500 W. Madison Street
Chicago, Illinois 60661

Robert Beier                           Vice President
70 Pine Street
 New York, New York 10270

John J. Blumenstock                    Vice President & Assistant Comptroller
70 Pine Street
 New York, New York 10270

Lawrence W. Carlstrom                  Vice President
70 Pine Street
 New York, New York 10270

John G. Colona                         Vice President
70 Pine Street
 New York, New York 10270

Robert K. Conry                        Vice President
70 Pine Street
 New York, New York 10270

Brian S. Frisch                        Vice President & Assistant Comptroller
70 Pine Street
 New York, New York 10270

Kumar Gursahaney                       Vice President & Comptroller
70 Pine Street
 New York, New York 10270

Harold S. Jacobowitz                   Vice President
70 Pine Street
 New York, New York 10270

Dee R. Klock                           Vice President
70 Pine Street
 New York, New York 10270

Gary A. McMillan                       Vice President
70 Pine Street
 New York, New York 10270

Robert B. Meyer                        Vice President
70 Pine Street
 New York, New York 10270

Christian M. Milton                    Vice President
70 Pine Street
 New York, New York 10270

Win J. Neuger                          Vice President
70 Pine Street
 New York, New York 10270

David B. Pinkerton                     Vice President
70 Pine Street
 New York, New York 10270

Elizabeth M. Tuck                      Secretary
70 Pine Street
 New York, New York 10270

                      COMMERCE & INDUSTRY INSURANCE COMPANY

                                    DIRECTORS


Joseph L. Boren                        American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Michael J. Castelli                    American Home Assurance Company
                                       70 Pine Street
                                       New York, New York  10270

Florence A. Davis                      American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Evan G. Greenberg                      American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

M.R. Greenberg                         American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

John G. Hughes                         American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

David M. Hupp                          American Home Assurance Company
                                       70 Pine Street
                                       New York, New York  10270

Kevin H. Kelley                        Lexington Insurance Company
                                       200 State Street
                                       Boston, Massachusetts 02109

Edwin A.G. Manton                      American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Edward E. Matthews                     American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Michael Mitrovic                       American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Win J. Neuger                          American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

B. Michael Schlenke                    American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Howard I. Smith                        American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Thomas R. Tizzio                       American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

                      COMMERCE & INDUSTRY INSURANCE COMPANY

                               EXECUTIVE OFFICERS


Thomas R. Tizzio                            Chairman of the Board
70 Pine Street                              & Chief Executive Officer
New York, New York 10270

Joseph L. Boren                             President
70 Pine Street
New York, New York 10270

Michael J. Castelli                         Senior Vice President & Treasurer
70 Pine Street
New York, New York 10270

Robert K. Conry                             Senior Vice President
70 Pine Street
New York, New York 10270

Frank H. Douglas, Jr.                       Senior Vice President
70 Pine Street
New York, New York 10270

David M. Hupp                               Senior Vice President
70 Pine Street
New York, New York 10270

Vincent J. Masucci                          Senior Vice President
777 S. Figueroa Street
18th Floor
Los Angeles, California 90017

Edward E. Matthews                          Senior Vice President  - Finance
70 Pine Street
New York, New York 10270

David J. Walsh                              Senior Vice President
70 Pine Street                              & General Counsel
New York, New York 10270

Robert Beier                                Vice President
70 Pine Street
New York, New York 10270

John J. Blumenstock                         Vice President & Assistant
70 Pine Street                              Comptroller
New York, New York 10270

Kenneth B. Cornell                          Vice President
70 Pine Street
New York, New York 10270

Brian S. Frisch                             Vice President & Assistant
70 Pine Street                              Comptroller
New York, New York 10270

Kumar Gursahaney                            Vice President & Comptroller
70 Pine Street
New York, New York 10270

John G. Hughes                              Vice President
70 Pine Street
New York, New York 10270

Shaun E. Kelly                              Vice President
70 Pine Street
New York, New York 10270

Dee R. Klock                                Vice President
70 Pine Street
New York, New York 10270

Robert B. Meyer                             Vice President
70 Pine Street
New York, New York 10270

Christian M. Milton                         Vice President
70 Pine Street
New York, New York 10270

Clifford P. Moore                           Vice President
70 Pine Street
New York, New York 10270

Win J. Neuger                               Vice President
70 Pine Street
New York, New York 10270

David B. Pinkerton                          Vice President
70 Pine Street
New York, New York 10270

Elizabeth M. Tuck                           Secretary
70 Pine Street
New York, New York 10270

                         NEW HAMPSHIRE INSURANCE COMPANY

                                    DIRECTORS


Michael J. Castelli                    American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Evan G. Greenberg                      American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

M.R. Greenberg                         American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Edwin A.G. Manton                      American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Edward E. Matthews                     American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Win J. Neuger                          American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Theodore J. Rupley                     American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Robert M. Sandler                      American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Howard I. Smith                        American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Thomas R. Tizzio                       American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

                         NEW HAMPSHIRE INSURANCE COMPANY

                               EXECUTIVE OFFICERS


Theodore J. Rupley                     Chairman of the Board & President
70 Pine Street
New York, New York 10270

Michael J. Castelli                    Senior Vice President & Treasurer
70 Pine Street
New York, New York 10270

Alan G. Driscoll                       Senior Vice President
70 Pine Street
New York, New York 10270

Robert Beier                           Vice President
70 Pine Street
New York, New York 10270

John J. Blumenstock                    Vice President & Assistant Comptroller
70 Pine Street
New York, New York 10270

John G. Colona                         Vice President
70 Pine Street
New York, New York 10270

Frank H. Douglas, Jr.                  Vice President
70 Pine Street
New York, New York 10270

Thomas M. Flaherty                     Vice President
70 Pine Street
New York, New York 10270

Richard G. Friesenhahn                 Vice President
70 Pine Street
New York, New York 10270

Brian S. Frisch                        Vice President & Assistant Comptroller
70 Pine Street
New York, New York 10270

Kumar Gursahaney                       Vice President & Comptroller
70 Pine Street
New York, New York 10270

Dee R. Klock                           Vice President
70 Pine Street
New York, New York 10270

Anthony J. Kyasky                      Vice President
70 Pine Street
New York, New York 10270

Edward E. Matthews                     Vice President
70 Pine Street
New York, New York 10270

Robert B. Meyer                        Vice President
70 Pine Street
New York, New York 10270

Christian M. Milton                    Vice President
70 Pine Street
New York, New York 10270

Win J. Neuger                          Vice President
70 Pine Street
New York, New York 10270

David B. Pinkerton                     Vice President
70 Pine Street
New York, New York 10270

Marc D. Vivori                         Vice President
70 Pine Street
New York, New York 10270

David J. Walsh                         Vice President & General Counsel
70 Pine Street
New York, New York 10270

Elizabeth M. Tuck                      Secretary
70 Pine Street
New York, New York 10270

             NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA

                                    DIRECTORS


Michael J. Castelli                    American Home Assurance Company
                                       70 Pine Street
                                       New York, New York 10270

Charles Dangelo                        American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Evan G. Greenberg                      American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

M.R. Greenberg                         American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

John G. Hughes                         American Home Assurance Company
                                       70 Pine Street
                                       New York, New York  10270

David M. Hupp                          American Home Assurance Company
                                       70 Pine Street
                                       New York, New York  10270

Edwin A.G. Manton                      American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Edward E. Matthews                     American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Christian M. Milton                    American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Michael Mitrovic                       American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Kristian P. Moor                       American International Group, Inc.,
                                       70 Pine Street
                                       New York, New York  10270

Win J. Neuger                          American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Robert M. Sandler                      American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

B. Michael Schlenke                    American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

Thomas R. Tizzio                       American International Group, Inc.
                                       70 Pine Street
                                       New York, New York  10270

             NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA

                               EXECUTIVE OFFICERS


Thomas R. Tizzio                                     Chairman of the Board
70 Pine Street
New York, New York 10270

Kristian P. Moor                                     President
70 Pine Street
New York, New York 10270

B. Michael Schlenke                                  Executive Vice President
70 Pine Street
New York, New York 10270

Lawrence W. Calstrom                                 Senior Vice President
70 Pine Street
New York, New York 10270

Michael J. Castelli                                  Senior Vice President
70 Pine Street
New York, New York 10270

Frank H. Douglas Jr.                                 Senior Vice President
70 Pine Street
New York, New York 10270

David M. Hupp                                        Senior Vice President
70 Pine Street
New York, New York 10270

Vincent J. Masucci                                   Senior Vice President
777 S. Figueroa Street
18th Floor
Los Angeles, California 90017

Edward E. Matthews                                   Senior Vice President
70 Pine Street
New York, New York 10270

Christian M. Milton                                  Senior Vice President
70 Pine Street
New York, New York 10270

Michael Mitrovic                                     Senior Vice President
70 Pine Street
New York, New York 10270

David J. Walsh                                       Senior Vice President
70 Pine Street                                       & General Counsel
New York, New York 10270

Mark T. Willis                                       Senior Vice President
500 W. Madison Street
Chicago, Illinois 60661

Robert Beier                                         Vice President
70 Pine Street
New York, New York 10270

John J. Blumenstock                                  Vice President & Assistant
70 Pine Street                                       Comptroller
New York, New York 10270

John G. Colona                                       Vice President
70 Pine Street
New York, New York 10270

Robert K. Conry                                      Vice President
70 Pine Street
New York, New York 10270

Gregory J. Flood                                     Vice President
70 Pine Street
New York, New York 10270

Brian S. Frisch                                      Vice President & Assistant
70 Pine Street                                       Comptroller
New York, New York 10270

Kumar Gursahaney                                     Vice President
70 Pine Street                                       & Comptroller
New York, New York 10270

Harold S. Jacobowitz                                 Vice President
70 Pine Street
New York, New York 10270

Dee R. Klock                                         Vice President
70 Pine Street
New York, New York 10270

Donn R. Kolbeck                                      Vice President
70 Pine Street
New York, New York 10270

Louis Lubrano                                        Vice President
70 Pine Street
New York, New York 10270

Robert B. Meyer                                      Vice President
70 Pine Street
New York, New York 10270

Lena Mkhitarian                                      Vice President
70 Pine Street
New York, New York 10270

Christian M. Milton                                  Vice President
70 Pine Street
New York, New York 10270

Win J. Neuger                                        Vice President
70 Pine Street
New York, New York 10270

Robert E. Omahne                                     Vice President
70 Pine Street
New York, New York 10270

David B. Pinkerton                                   Vice President
70 Pine Street
New York, New York 10270

Elizabeth M. Tuck                                    Secretary
70 Pine Street
New York, New York 10270